POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Christine S. Breves and Kimberly D. Fast or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2020.

/s/ David B. Burritt
David B. Burritt

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Christine S. Breves and Kimberly D. Fast or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2020.

/s/ Patricia Diaz Dennis
Patricia Diaz Dennis

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Christine S. Breves and Kimberly D. Fast or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2020.

/s/ Dan O. Dinges
Dan O. Dinges

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Christine S. Breves and Kimberly D. Fast or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2020.

/s/ John J. Engel
John J. Engel

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Christine S. Breves and Kimberly D. Fast or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2020.

/s/ John V. Faraci
John V. Faraci

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Christine S. Breves and Kimberly D. Fast or either one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2020.

/s/ Murry S. Gerber
Murry S. Gerber

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Christine S. Breves and Kimberly D. Fast or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2019.

/s/ Stephen J. Girsky
Stephen J. Girsky

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Christine S. Breves and Kimberly D. Fast or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2020.

/s/ Paul A. Mascarenas
Paul A. Mascarenas

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Christine S. Breves and Kimberly D. Fast or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2020.

/s/ Michael H. McGarry
Michael H. McGarry

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Christine S. Breves and Kimberly D. Fast or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2020.

/s/ Eugene B. Sperling
Eugene B. Sperling

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Christine S. Breves and Kimberly D. Fast or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2020.

/s/ David S. Sutherland
David S. Sutherland

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Christine S. Breves and Kimberly D. Fast or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2020.

/s/ Patricia A. Tracey
Patricia A. Tracey